Exhibit 10.2

PROMISSORY  NOTE   $1,850,000.00          Miami,  Florida  March  13,  2018    FOR  VALUE  RECEIVED,  the  undersigned  ("Borrower")  promises  to  pay  to  the  order  of KORTH  DIRECT  MORTGAGE,  LLC  ("Lender"),  at  the  office  of  the  Lender  at  2937  SW  27th Avenue  Suite  307,  Miami,  FL  33133  or  at  such  other  place  as  the  holder  hereof  may  from  time  to time  designate  in  writing,  the  principal  sum  of  One  Million  Eight  Hundred  Fifty  Thousand  and 00/100  dollars, ($1,850,000.00),  together  with  a  rate  of  interest  thereon  of  six  and  one  half (6.50%)  ("Interest  Rate"),  during  the  five  year  term  of  the  loan,  both  principal  and  interest payable  in  lawful  Money  of  the  United  States.  Such  principal  sum  and  interest  to  be  payable  as follows.  THIS  IS  A  FIVE  (5)  YEAR  NOTE  calling  for  Fifty  Nine  (59)  consecutive  monthly  payments  of interest  in  the  amount  of  $10,020.83  plus  escrows  for  taxes  and  insurances,  commencing  on  May 1,  2018  and  ending  on  March  1,  2023,  and  a  final  balloon  payment  on  March  13,  2023  (defined as  the  "Maturity  Date")  consisting  of  the  principal  then  outstanding  together  with  accrued  interest from  March 1,  2023  through  March 13, 2023.  Monthly  payments  are  computed  on  an "actual/360  day"  basis.  The  Actual/360   day  computation  determines  the  annual  effective  yield by  taking  the  stated  (nominal)  rate  for  a  year's  period  and  then  dividing  said  rate  by  360  to determine  the  daily  periodic  rate  to  be  applied  for  each  day  in  the  applicable  period.  Application of  the  Actual/360  computation  produces  an  annualized  effective  interest  rate  exceeding  that  of the  nominal  rate.  The  Lender  applies  all  payments  received  first  to  interest  and  then  to  principal. In  case  of  late  payments  principal  may  not  amortize  according  to  schedule  and  the  final  payment will  be  increased  accordingly.  At  closing  the  Borrower  shall  pay  the  interest  accruing  through March  31,  2018.   Borrower  shall  pay  to  Lender  a  late  charge  of  five  percent  (5%)  of  any  payment  not  received  by Lender  within  ten  (10)  days  of  its  due  date;  provided,  however,  if  said  ten  (10)  day  period  ends on  a  day  other  than  a  day  on  which  Lender  is  open  for  business  (a  "Business  Day"),  then  the  a fore  described  late  charge  shall  be  payable  if  the  payment  is  not  received  by  the  last  Business Day  within  said  ten  (10)  day  period.   If  this  Note  is  prepaid  in  whole  or  in  part  within  the  first  thirty  six  (36)  months  of  the  loan,  the Borrower  shall  pay  a  prepayment  penalty  equal  to  the  amount  of  interest  that  the  prepayment amount  would  have  earned  the  Lender  in  thirty  six  (36)  months  less  the  amount  of  interest  the prepayment  has  already  earned  the  Lender  at  the  time  it  is  made,  but  thereafter  may  be  prepaid  in whole  or  in  part  at  any  time  without  penalty.   Borrower  shall  pay  all  amounts  owing  under  this  Note  in  full  when  due  without  set-off, counterclaim,  deduction  or  withholding  for  any  reason  whatsoever.  If  any  payment  falls  due  on a  day  other  than  a  Business  Day,  then  such  payment  shall  instead  be  made  on  the  next succeeding  Business  Day,  and  interest  shall  accrue  accordingly.  Any  payment  received  by Lender  after  1:00  p.m.  shall  not  be  credited  against  the  indebtedness  under  this  Note  until  at  least the  next  succeeding  Business  Day.   Default  shall  occur  in  the  event  that  any  amount  due  under  this  Note  is  not  paid  within  ten  (10) days  of  its  due  date.  If  default  be  made  in  the  payment  of  any  sums  payable  pursuant  to  the  terms of  this  Note,  or  if  default  or  other  event  causing  the  acceleration  of  this  Note  occur  under  either of  the  Florida  Real  Estate  Mortgage,  Assignment  of  Leases  and  Rents  and  Security  Agreement securing  this  Note  (the  "Mortgage"),  or  any  other  instrument  or  document  executed  in  connection with  the  Loan  (this  Note,  the  Mortgage,  and  all  such  instruments  and  documents,  including, without  limitation,  any  guaranties,  agreements,  mortgages,  security  agreements,  assignments  and other  documents  securing  this  Note,  are  referred  to  in  this  Note  as  the  "Loan  Documents")  (an "Event  of  Default"),  then  or  at  any  time  thereafter  at  the  option  of  Lender,  the  whole  of  the principal  sum  then  remaining  unpaid  hereunder,  together  with  all  interest  accrued  thereon  and  all other  sums  owing  under  the  Loan  Documents,  shall  immediately  become  due  and  payable without  notice  and  Lender  shall  be  entitled  to  pursue  any  and  all  rights  and  remedies  provided  by applicable  law  and/or  under  the  terms  of  this  Note  or  any  other  Loan  Document,  all  of  which shall  be  cumulative  and  may  be  exercised  successively  or  concurrently.   Upon  the  occurrence and  during  the  continuation  of  any  Event  of  Default,  Lender,  at  its  option,  may  at  any  time declare  any  or  all  other  liabilities  of  any  Borrower  and/or  Guarantor  hereinafter  jointly ("Obligor")  to  Lender  immediately  due  and  payable  (notwithstanding  any  contrary  provisions thereof)  without  demand  or  notice  of  any  kind.  In  addition,  Lender  shall  have  the  right  to  set  off any  and  all  sums  owed  to  any  Obligor  by  Lender  in  any  capacity  (whether  or  not  then  due) against  the  Loan  and/or  against  any  other  liabilities  of  any  Obligor  to  Lender.  From  and  after  an  Event  of  Default,  and  regardless  of  whether  the  Lender  also  elects  to accelerate  the  maturity  of  this  Note,  the  entire  principal  remaining  unpaid  hereunder  shall  bear  an augmented  annual  interest  rate  equal  to  the  highest  applicable  lawful  rate  (the  "Default  Rate"). Failure  to  exercise  any  and  all  rights  or  remedies  Lender  may  in  the  event  of  any  such  default  be entitled  to  shall  not  constitute  a  waiver  of  the  right  to  exercise  such  rights  or  remedies  in  the event  of  any  subsequent  default,  whether  of  the  same   or  different  nature.  No  waiver  of  any  right or  remedy  by  Lender  shall  be  effective  unless  made  in  writing  and  signed  by  Lender,  nor  shall any  waiver  on  one  occasion  apply  to  any  future  occasion.  In  no  event  shall  any  agreed  or  actual  exaction  charged,  reserved  or  taken  as  an  advance  or forbearance  by  Lender  as  consideration  for  the  Loan  exceed  the  limits (if  any)  imposed  or provided  by  the  law  applicable  from  time  to  time  to  the  Loan  for  the  use  or  detention  of  money or  for  forbearance  in  seeking  its  collection,  and  Lender  hereby  waives  any  right  to  demand  such excess.  In  the  event  that  the  interest  provisions  of  this  Note  or  any  exactions  provided  for  in  this Note  or  any  other  Loan  Document  shall  result  at  any  time  or  for  any  reason  in  an  effective  rate  of interest  that  transcends  the  maximum  interest  rate  permitted  by  applicable  law  (if  any),  then without  further  agreement  or  notice  the  obligation  to  be  fulfilled  shall  be  automatically  reduced to  such  limit  and  all  sums  received  by  Lender  in  excess  of  those  lawfully  collectible  as  interest shall  be  applied  against  the  principal  of  the  Loan  immediately  upon  Lender's  receipt  thereof,  with the  same  force  and  effect  as  though  the  payor  had  specifically  designated  such  extra  sums  to  be so  applied  to  principal  and  Lender  had  agreed  to  accept  such  extra  payment(s)  as  a  premium-free prepayment  or  prepayments.   During  any  time  that  the  Loan  bears  interest  at  the  maximum lawful  rate (whether  by  application  of  this  paragraph,  the  default  provisions  of  this  Note  or otherwise),  interest  shall  be  computed  on  the  basis  of  the  actual  number  of  days  elapsed  and  the actual  number  of  days  in  the  respective  calendar  year.   Pursuant  to  Florida  Statutes,  Section 687.12,  the  interest  rate  charged  is  authorized  by  Florida  Statutes,  Chapter  665.   The  Obligors  hereby  severally: (a)  waive  demand,  presentment,  protest,  notice  of  dishonor,  suit against  or  joinder  of  any  other  person,  and  all  other  requirements  necessary  to  charge  or  hold  any   Obligor  liable  with  respect  to  the  Loan;  (b)  waive  to  the  extent  lawfully  waivable  all  defenses  for the  benefit  of  any  Obligor  now  or  hereafter  in  force;  (c)  submit  to  the  jurisdiction  of  the  state  and federal  courts  in  the  State  of  Florida  for  purposes  of  any  such  action  or  proceeding;  (d)  agree  that the  venue  of  any  such  action  or  proceeding  may  be  laid  in  Miami-Dade  County,  Florida  (in addition  to  any  county  in  which  any  collateral  for  the  Loan  is  located),  and  waive  any  claim  that the  same  is  an  inconvenient  forum;  (e)  stipulate  that  service  of  process  in  any  such  action  or proceeding  shall  be  properly  made  if  mailed  by  any  form  of  registered  or  certified  mail  (airmail if  international),  postage  prepaid,  to  the  address  then  registered  in  Lender's  records  for  the Obligor(s)  so  served,  and  that  any  process  so  served  shall  be  effective  ten  (10)  days  after mailing;  and  (f)  agree  that  the  death  or  mental  or  physical  incapacity  of  any  Obligor  who  is  a natural  person,  or  the  dissolution  or  merger  or  consolidation  or  termination  of  the  existence  of any  Obligor  that  is  a  business  entity  (or  if  any  person  controlling  such  Obligor  shall  take  any action  authorizing  or  leading  to  the  same),  shall  at  Lender's  option,  which  option  may  be exercised  then  or  at  any  time  thereafter,  result  in  the  Loan  being  then  due  and  payable  in  full.  No provision  of  this  Note  shall  limit  Lender's  right  to  serve  legal  process  in  any  other  manner permitted  by  law  or  to  bring  any  such  action  or  proceeding  in  any  other  competent  jurisdiction. The  Obligors  hereby  severally  consent   and  agree  that,  at  any  time  and  from  time  to  time  without notice, (i)  Lender  and  the  owners(s)  of  any  collateral  then  securing  the  Loan  may  agree  to release,  increase,  change,  substitute  or  exchange  all  or  any  part  of  such  collateral,  and  (ii)  Lender and  any  person(s)  then  primarily  liable  for  the  Loan  may  agree  to  renew,  extend  or  compromise the  Loan  in  whole  or  in  part  or  to  modify  the   terms  of  the  Loan  in  any  respect  whatsoever;  no such  release,  increase,  change,  substitution,  exchange,  renewal,  extension,  compromise  or modification  shall  release  or  affect  in  any  way  the  liability  of  any  Obligor,  unless  otherwise agreed  to  between  the  parties  and  the  Obligors  hereby  severally  waive  any  and  all  defenses  and claims  whatsoever  based  thereon.   Until  Lender  receives  all  sums  due  under  this  Note  and  all other  Loan  Documents  in  immediately  available  funds,  no  Obligor  shall  be  released  from liability  with  respect  to  the  Loan  unless  Lender  expressly  releases  such  Obligor  in  a  writing signed  by  Lender,  and  Lender's  release  of  any  Obligor(s)  shall  not  release  any  other  person  liable with  respect  to  the  Loan.   The  Obligors  jointly  and  severally  agree  to  pay  all  filing  fees  and  similar  charges  and  all  costs incurred  by  Lender  in  collecting  or  securing  or  attempting  to  collect  or  secure  the  Loan, including  attorney's  fees,  whether  or  not  involving  litigation  and/or  appellate,  administrative  or Bankruptcy  proceedings.   The  Obligors  jointly  and  severally  agree  to  pay  any  documentary stamp  taxes,  intangible  taxes  or  other  taxes  (except  for  federal  or  Florida  franchise  or  income taxes  based  on  Lender's  net  income)  which  may  now  or  hereafter  apply  to  this  Note  or  the  Loan or  any  security  therefore,  and  the  Obligors  jointly  and  severally  agree  to  indemnify  and  hold Lender  harmless  from  and  against  any  liability,  costs,  attorney's  fees,  penalties,  interest  or expenses  relating  to  any  such  taxes,  as  and  when  the  same  may  be  incurred.  The  Obligors  jointly and  severally  agree  to  pay  on  demand,  and  to  indemnify  and  hold  Lender  harmless  from  and against,  any  and  all  present  or  future  taxes,  levies,  imposts,  deductions,  charges  and  withholdings imposed  in  connection  with  the  Loan  by  the  laws  or  governmental  authorities  of  any  jurisdiction other  than  the  State  of  Florida  or  the  United  States  of  America,  and  all  payments  to  Lender  under this  Note  shall  be  made  free  and  clear  thereof  and  without  deduction  therefore.   This  Note  shall  be  governed  by,  and  construed  and  enforced  in  accordance  with,  the  laws  of  the State  of  Florida,  except  that  federal  law  shall  govern  to  the  extent  that  it  may  permit  Lender  to charge,  from  time  to  time,  interest  on  the  Loan  at  a  rate  higher  than  may  be  permissible  under applicable  Florida  law.   Any  provision  of  this  Note  which  is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to such  jurisdiction  only,  be  ineffective  only  to  the  extent  of  such  prohibition  or  unenforceability without  invalidating  the  remaining  provisions  hereof  or  affecting  the  validity   or  enforceability  of such  provision  in  any  other  jurisdiction.  To  the  extent  that  the  Obligors  may  lawfully  waive  any law  that  would  otherwise  invalidate  any  provision  of  this  Note,  each  of  them  hereby  waives  the same,  to  the  end  that  this  Note  shall  be  valid  and  binding  and  enforceable  against  each  of  them  in accordance  with  all  its  terms.  If  this  Note  is  signed  by  more  than  one  person,  then  the  term  "Borrower"  as  used  in  this  Note shall  refer  to  all  such  persons  jointly  and  severally,  and  all  promises,  agreements,  covenants waivers,  consents,  representations,  warranties  and  other  provisions  in  this  Note  are  made  by  and shall  be  binding  upon  each  and  every  undersigned  person,  jointly  and  severally.   The  term "Lender"  shall  be  deemed  to  include  any  subsequent  holder(s)  of  this  Note.  Whenever  used  in this  Note,  the  term  "person"  means  any  individual,  firm,  corporation,  trust  or  other  organization or  association  or  other  enterprise  or  any  governmental  or  political  subdivision,  agency, department  or  instrumentality  thereof.  Whenever  used  in  this  Note,  words  in  the  singular  include the  plural,  words  in  the  plural  include  the  singular,  and  pronouns  of  any  gender  include  the  other genders,  all  as  may  be  appropriate.   Time  shall  be  of  the  essence  with  respect  to  the  terms  of  this  Note.  This  Note  cannot  be  changed or  modified  orally.  In  the  event  that  the  Borrower  refuses  to  do  it,  the  Lender  shall  have  the  right unilaterally  to  correct  scrivener  errors  or  omissions  in  this  Note   or  any  other  Loan  Document. Except  as  otherwise  required  by  law  or  by  the  provisions  of  this  Note  or  any  other  Loan Document,  payments  received  by  Lender  hereunder  shall  be  applied  first  against  expenses  and indemnities,  next  against  interest  accrued  on  the  Loan,  and  next  in  reduction  of  the  outstanding principal  balance  of  the  Loan,  except  that  from  and  after  any  default  under  this  Note,  Lender  may apply  such  payments  in  any  order  of  priority  determined  by  Lender  in  its  exclusive  judgment. Borrower  shall  receive  immediate  credit  on  payments  only  if  made  in  the  form  of  either  a  federal wire  transfer  of  cleared  funds  or  a  check  drawn  on  an  account  maintained  with  Lender  containing sufficient  available  funds.  Otherwise,  Borrower  shall  receive  credit  on  payments  after  clearance, which  shall  be  no  sooner  than  the  first  Business  Day  after  receipt  of  payment  by  Lender.  For purposes  of  determining  interest  accruing  under  this  Note,  principal  shall  be  deemed  outstanding on  the  date  payment  is  credited  by  Lender.  If  any  payment  required  to  be  made  pursuant  to  this Note  is  not  received  on  the  due  date,  Lender  shall  have  the  right,  at  its  election,  to  charge  any  of Borrower's  accounts  at  Lender  with  the  amount  of  such  payment.  Except  as  otherwise  required by  the  provisions  of  this  Note  or  any  other  Loan  Document,  any  notice  required  to  be  given  to any  Obligor  shall   be  deemed  sufficient  if  made  personally  or  if  mailed,  postage  prepaid,  to  such Obligor's  address  as  it  appears  in  this  Note  (or,  if  none  appears,  to  any  address  for  such  Obligor then  registered  in  Lender's  records).  Lender  may  grant  participations  in  all  or  any  portion  of,  and may  sell  or  assign  all  or  any  part  of  Lender's  rights  under,  this  Note.  Lender  may  disclose  to   any such  participant  or  buyer  or  assignee  any  and  all  information  held  by  or  known  to  Lender  at  any time  with  respect  to  any  Borrower  or  Obligor  as  long  as  such  participant  or  buyer  keeps  the information  confidential  , (except  if  such  information  is  provided  to  a  Court  pursuant  to  a litigation  between  the  Parties.  If  Borrower  or  any  other  Obligor  is  a  partnership,  then  all  general partners  thereof  shall  be  liable  jointly  and  severally  for  all  obligations  under  this  Note  and  for  all other  covenants,  agreements,  undertakings  and  obligations  of  Borrower  in  connection  with  the Loan,  notwithstanding  any  contrary  provision  of  the  partnership  laws  of  the  State  of  Florida.  All of  the  terms  of  this  Note  shall  inure  to  the  benefit  of  Lender  and  its  successors  and  assigns  and shall  be  binding  upon  each  and  every  one  of  the  Obligors  and  their  respective  heirs,  executors, administrators,  personal  representatives,  successors  and  assigns,  jointly  and  severally.  o  r\  The  Mortgage  encumbers  real  and  personal  property  located  in  Miami-Dade  County,  Florida, and  is  intended  to  be  recorded  amongst  the  Public  Records  of  said  County.   LENDER    OR    BORROWER    HEREBY    KNOWINGLY,    VOLUNTARILY    AND INTENTIONALLY  WAIVE  THE  RIGHT  EITHER  MAY  HAVE  TO  TRIAL  BY  JURY IN  RESPECT  TO  ANY  LITIGATION  BASED  HEREON,  OR  ARISING  OUT  OF, UNDER  OR  IN  CONNECTION  WITH  THIS  NOTE,  THE  LOAN  DOCUMENTS  AND ANY  AGREEMENT  CONTEMPLATED  TO  BE  EXECUTED  IN  CONJUNCTION HEREWITH,    OR   ANY   COURSE    OF    CONDUCT,    COURSE    OF   DEALING, STATEMENTS,  (WHETHER  VERBAL  OR  WRITTEN)  OR  ACTIONS  OF  EITHER PARTY.  BORROWER  ACKNOWLEDGES  THAT  THIS  WAIVER  OF  JURY  TRIAL  IS A  MATERIAL  INDUCEMENT  TO  THE  LENDER  IN  EXTENDING  CREDIT  TO  THE BORROWER,  THAT  THE  LENDER  WOULD  NOT  HAVE  EXTENDED  SUCH  CREDIT WITHOUT  THIS  JURY  TRIAL  WAIVER,  AND  THAT  BORROWER  HAS  BEEN REPRESENTED   BY   AN   ATTORNEY   OR  HAS   HAD   AN   OPPORTUNITY   TO CONSULT  WITH  AN  ATTORNEY  IN  CONNECTION  WITH  THIS  JURY  TRIAL WAIVER  AND  UNDERSTANDS  THE  LEGAL  EFFECT  OF  THIS  WAIVER.   WITNESS  the  due  execution  hereof  as  of  the  date  first  above  written.   BORROWER   MIS  NW  345/L  r  C  a  Florida  Limite  s  Liability  Co   By:/7 OFER  MIZRAHI,  Manager     DOCUMENTARY  STAMPS  IN  THE  AMOUNT  OF  $6,475.00  AND  INTANGIBLE  TAX  IN THE  AMOUNT  OF  $3,700.00  HAVE  BEEN  PAID  UPON  AND  AFFIXED  TO  THE MORTGAGE  SECURING  THIS  PROMISSORY  NOTE.